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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 OCTOBER 5, 2004

                             ----------------------

                            T-3 ENERGY SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                    000-19580               76-0697390
 (STATE OR OTHER JURISDICTION
       OF INCORPORATION)        (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
                                                           IDENTIFICATION NO.)

                       13111 NORTHWEST FREEWAY, SUITE 500
                              HOUSTON, TEXAS 77040
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 996-4110
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      The information set forth under Item 2.03 of this report on Form 8-K is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      On September 30, 2004, T-3 Energy Services, Inc. (the "Company") amended and restated its senior credit facility with Wells Fargo Bank, National Association, General Electric Capital Corporation and Comerica Bank maturing September 30, 2007 (the "Credit Agreement"). The Credit Agreement provides for a $50 million revolving line of credit that the Company can increase by up to $25 million (not to exceed a total commitment of $75 million) subject to the conditions contained therein. The Credit Agreement consists of a revolving credit facility that includes a swing line subfacility up to $5 million and a letter of credit subfacility up to $5 million. The Company will use the proceeds from any advances made pursuant to the Credit Agreement to refinance indebtedness, for working capital purposes, capital expenditures, and to fund acquisitions. The applicable interest rate of the revolving credit facility is governed by the Company's leverage ratio and ranges from prime plus 0.75% or LIBOR plus 1.75% to prime plus 2.00% or LIBOR plus 3.00%. The Company is required to prepay the Credit Agreement under certain circumstances with the net cash proceeds of certain asset sales, insurance proceeds and equity issuances subject to the conditions contained therein. The Credit Agreement provides, among other covenants and restrictions, that the Company comply with certain financial covenants, including a limitation on capital expenditures, a minimum fixed charge coverage ratio, a minimum consolidated net worth, maximum leverage and senior leverage ratios. The Credit Agreement also contains customary events of default. If an event of default occurs, the revolving credit commitments may be terminated and the obligations then outstanding may be declared due and payable. The Credit Agreement is guaranteed by all of the Company's material domestic subsidiaries and is collateralized by a first lien on substantially all of the Company's and its material domestic subsidiaries' assets.

      Additionally, on September 30, 2004, the Company amended and restated its subordinated credit facility with Wells Fargo Energy Capital, Inc. The amended and restated subordinated credit facility is in the form of a $15 million single advance term loan which matures on September 30, 2008 (the "Subordinated Term Loan"). The Subordinated Term Loan increased the Company's $12 million subordinated term loan with an additional advance of $3 million. The Subordinated Term Loan bears interest at a fixed rate of 10% per annum. Under the terms of the Company's Credit Agreement, the Company is not permitted to make principal payments on the Subordinated Term Loan while the senior debt is outstanding. After the senior debt is paid in full, the Company is required to prepay the Subordinated Term Loan under certain circumstances with the net cash proceeds of certain asset sales, insurance proceeds and equity issuances subject to the conditions contained therein. The Subordinated Term Loan provides, among other covenants and restrictions, that the Company comply with certain financial covenants, including a limitation on capital expenditures, a minimum fixed charge coverage ratio, a minimum consolidated net worth, maximum leverage and senior leverage ratios. The Subordinated Term Loan also contains customary events of default. If an event of default occurs, any commitment to lend may be terminated and the obligations then outstanding may be declared due and payable. The Subordinated Term Loan is guaranteed by all of the Company's material domestic subsidiaries and is collateralized by a second lien on substantially all of the Company's and its material domestic subsidiaries' assets.

                                       2

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired

            None

      (b)   Pro Forma Financial Information

            None

      (c)   Exhibits

            10.1 First Amended and Restated Credit Agreement dated as of September 30, 2004 among T-3 Energy Services, Inc. as Borrower, Wells Fargo Bank, National Association as Issuing Bank, as a Bank and as Lead Arranger and Agent for the Banks and the Banks

            10.2 Amended and Restated Loan Agreement dated as of September 30, 2004 among T-3 Energy Services, Inc. as Borrower and Wells Fargo Energy Capital, Inc. as Lender and as Agent for the Lenders and the Lenders

            10.3 First Amended and Restated Subordination and Intercreditor Agreement

            99.1  Press Release

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                                   T-3 ENERGY SERVICES, INC.

Date: October 5, 2004                              By: /s/ Michael T. Mino
                                                       -------------------------
                                                           Michael T. Mino
                                                           Corporate
                                                           Controller and Vice
                                                           President

                                       3

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                                 EXHIBIT INDEX

EXHIBIT NO.                             DESCRIPTION
-----------                             -----------
   10.1             First Amended and Restated Credit Agreement dated as of
                    September 30, 2004 among T-3 Energy Services, Inc. as
                    Borrower, Wells Fargo Bank, National Association as Issuing
                    Bank, as a Bank and as Lead Arranger and Agent for the Banks
                    and the Banks

   10.2             Amended and Restated Loan Agreement dated as of September
                    30, 2004 among T-3 Energy Services, Inc. as Borrower and
                    Wells Fargo Energy Capital, Inc. as Lender and as Agent for the Lenders and the Lenders

   10.3             First Amended and Restated Subordination and Intercreditor
                    Agreement

   99.1             Press Release

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